UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report: September 15, 2006

(Date of earliest event reported)

California Micro Devices Corporation

(Exact name of registrant as specified in its charter)

Delaware	0-15449	94-2672609
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

490 N. McCarthy Blvd., No. 100, Milpitas, CA 95035-5112

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (408) 263-3214

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240-13e-4(c))

Item 3.03	Material Modifications to Rights of Security Holders

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

Item 9.01	Financial Statements and Exhibits.

Signatures

Item 3.03: Material Modifications To Rights Of Security Holders

The Registrant is the successor to California Micro Devices Corporation, a corporation organized under the laws of the State of California (“CMD-CA”), as a result of CMD-CA’s merger (the “Reincorporation”) with and into its wholly-owned subsidiary, CMD Reincorporation Corporation, a Delaware corporation (“CMD –DE”), in order to reincorporate in the State of Delaware. CMD-CA had two classes of securities registered under the Securities Exchange Act of 1934, as amended (the “Exchange Act”)—no par value common stock and purchase rights for no par value Series A Participating Preferred Stock. The $0.001 par value common stock of CMD-DE and purchase rights for $0.001 par value Series A Participating Preferred Stock of CMD-DE are classes of securities of Registrant deemed registered under the Section 12(g) of the Exchange Act by operation of SEC Rule 12g-3(a) immediately following the Reincorporation.

Prior to September 15, 2006, the Registrant’s corporate affairs, as CMD-CA, were governed by the corporate law of California. The rights of its shareholders and purchase rights holders were subject to its Articles of Incorporation and By-laws while the rights of its purchase rights holders were also subject to a Rights Agreement dated as of September 24, 2001 between CMD-CA and Mellon Investor Services LLC (the “Rights Agreement”) comprising Exhibit 4.1 to Registrant’s Registration Statement on Form 8-A filed with the SEC on September 26, 2001.

On September 15, 2006, Registrant effected the Reincorporation to reincorporate in Delaware as described more fully in Item 5.03 below, and its shareholders received shares of CMD-DE’s $0.001 par value common stock and its purchase rights holders received purchase rights for shares of CMD-DE’s $0.001 par value Series A Participating Preferred Stock pursuant to the Rights Agreement. Accordingly, the constituent instruments defining the rights of holders of the Registrant’s capital stock will now be the certificate of incorporation and by-laws of CMD-DE filed as Exhibits 3.1 and 3.2, respectively, to this Current Report on Form 8-K and the constituent instrument defining the rights of holders of Registrant’s Series A Participating Preferred Stock purchase rights will continue to be the Rights Agreement, in addition to such certificate of incorporation and bylaws. Additionally, Delaware corporate law will generally be applicable in the determination of the rights of security holders of the Registrant under state corporate laws. The differences in the rights of the security holders of the Registrant as a result of the Reincorporation are more fully described in the CMD-CA’s Definitive Proxy Statement on Schedule 14A filed with the Securities and Exchange Commission on July 13, 2006 (the “Proxy Statement”), which description is incorporated in its entirety herein by reference.

Item 5.03: Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

Effective on September 15, 2006, CMD-CA consummated the Reincorporation with CMD-DE in order to reincorporate in Delaware. The Reincorporation was effected pursuant to an Agreement and Plan of Merger and Reincorporation dated as of June 30, 2006 (the “Merger Agreement”) by and between CMD-CA and CMD-DE, a copy of which comprised Appendix A to the Proxy Statement and is attached as Exhibit 2.1 to this Current Report on Form 8-K. The Reincorporation was approved by the Boards of Directors of both CMD-CA and CMD-DE, and was approved by CMD-CA’s shareholders at its annual meeting held on August 24, 2006, and by CMD-CA, as the sole stockholder of CMD-DE, in an action by written consent. As a result of the Reincorporation, the legal domicile of the Registrant is now Delaware.

Pursuant to the terms of the Merger Agreement, (i) CMD-CA merged with and into CMD-DE, with CMD-DE being the surviving corporation and CMD-DE changing its name to California Micro Devices Corporation, (ii) CMD-DE assumed all assets and liabilities of CMD-CA and all obligations under CMD-CA’s outstanding indebtedness and contracts, including without limitation the Rights Agreement; (iii) CMD-CA’s existing Board of Directors and officers became the Board of Directors and officers of CMD-DE; (iv) the Certificate of Incorporation of CMD-DE was amended and restated to read substantially as provided in Appendix B to the Proxy Statement (a copy of amended and restated certificate of incorporation as filed with the Secretary of State of Delaware on September 15, 2006, comprises Exhibit 3.1 to this Current Report on Form 8-K); and (v) the by-laws of CMD-DE immediately prior to the Reincorporation, a copy of which comprised Appendix C to the Proxy Statement, along with the amendment to such by-laws comprising Exhibit 99.1 to the Current Report on Form 8-K dated August 11, 2006, and filed with the SEC on August 15, 2006, remained the by-laws of the surviving corporation following the Reincorporation (a copy of the amended and restated by-laws comprises Exhibit 3.2 to the Current Report).

As a result of the Reincorporation: (i) each issued share of common stock of CMD-CA, no par value was automatically converted into one share of common stock, $0.001 par value, of CMD-DE; (ii) each option, warrant, or purchase right as to CMD-CA common stock or Series A Participating Preferred Stock outstanding immediately before the Reincorporation was, by virtue of the Merger Agreement and without any action on the part of the holder thereof, converted into, and became an option, warrant, or purchase right as to CMD-DE common stock or Series A Participating Preferred Stock, with the same terms and conditions. Upon the Reincorporation, each outstanding certificate representing shares of CMD-CA’s common stock is deemed for all purposes and without any action by the shareholder to represent the same number of shares of CMD-DE’s common stock.

The above description of the Merger Agreement is qualified in its entirety by reference to the full and complete text of such agreement.

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits

The following exhibits are attached to this Current Report on Form 8-K:

Exhibit No.	Description
Exhibit 2.1	Agreement and Plan of Merger and Reincorporation

Exhibit 3.1	Certificate of Incorporation of CMD-DE

Exhibit 3.2	By-laws of CMD-DE

SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this Report on Form 8-K to be signed on its behalf by the undersigned, thereunto duly authorized on the 19th day of September, 2006.

CALIFORNIA MICRO DEVICES CORPORATION (Registrant)

By:	/s/ ROBERT V. DICKINSON
Robert V. Dickinson
Chief Executive Officer

Exhibit Index

Exhibit No.	Description
Exhibit 2.1	Agreement and Plan of Merger and Reincorporation

Exhibit 3.1	Certificate of Incorporation of CMD-DE

Exhibit 3.2	By-laws of CMD-DE